UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Semi-Annual Repor t

Legg Mason
Western Asset

Global
Inflation
Management
Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Global Inflation Management Fund

Fund objectives

The Fund’s primary investment objective is total return. The Fund’s secondary investment objective is current income.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Global Inflation Management Fund. There was no change in the Fund’s investment objectives or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Global Inflation Management Fund for the six-month reporting period ended April 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

The portfolio managers responsible for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Stephen A. Walsh, Andres Sanchez Balcazar, Peter Stutz and Paul Wynn. These portfolio managers work together with a broader investment management team.

Messrs. Leech, Walsh and Stutz have been portfolio managers of the Fund since 2006, and Mr. Wynn has been a portfolio manager of the Fund since 2007. Mr. Balcazar became a portfolio manager of the Fund in June 2010. Messrs. Leech, Walsh, Balcazar and Stutz are employed by Western Asset Management Company, and Mr. Wynn is employed by Western Asset Management Company Limited. For more information, please see the prospectus supplement dated June 10, 2010.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 10, 2010

Legg Mason Western Asset Global Inflation Management Fund	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended April 30, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the preliminary estimate for GDP growth was a solid 3.0%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.5% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded nine consecutive months and April 2010’s PMI reading of 60.4 was the highest since July 2004. The gains in the manufacturing sector were broad-based, as seventeen of the eighteen industries tracked by the Institute for Supply Management grew in April.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 290,000 jobs in April, the largest monthly gain since March 2006. In addition, the Labor Department upwardly revised its new jobs data for the months of February and March 2010. Based on these revisions, an average of 143,000 new jobs a month was created during the first four months of 2010. However, the unemployment rate unexpectedly rose to 9.9% in April compared to 9.7% in March. This appeared to be due to more people looking to re-enter the workforce following the prolonged economic downturn.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 7.0% and 7.6% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. On the downside, there continued to be a large inventory of unsold homes. At the end of April 2010, there was an 8.4 month supply of unsold homes, versus an 8.1 month supply the prior month. In addition, based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices fell for the sixth consecutive month in March 2010. However, U.S. home prices rose a modest 2% in the first quarter of 2010 versus the prior year.

Financial market overview

Over the course of the six-month reporting period ended April 30, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010, the economy was “far from being out of the woods.” At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from

IV	Legg Mason Western Asset Global Inflation Management Fund

Investment commentary (cont’d)

0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended April 30, 2010. While risk aversion ruled the fixed-income markets during the latter half of 2008 and early 2009, by the end of the first quarter of 2009 there was robust demand for riskier and higher-yielding fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.90% and 3.41%, respectively, two- and ten-year Treasury yields then gyrated, rising as high as 1.18% and 4.01%, and falling as low as 0.67% and 3.21%, respectively. Toward the end of the period, yields fell given concerns regarding the escalating debt crisis in Greece. As of April 30, 2010, two- and ten-year Treasury yields were 0.97% and 3.69%, respectively.

Over the six months ended April 30, 2010, longer-term Treasury yields increased more than their shorter-term counterparts as economic data improved and there were fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector prices moved higher. For the six months ended April 30, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 2.54%.

Inflation generally remained well-contained during the reporting period. For the trailing twelve-month period as of April 30, 2010, the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)viii, was 2.2%. The CPI-U less food and energy was a modest 0.9% over the same time frame. Despite some periods of concerns regarding higher inflation in the future given the strengthening economy, inflation-protected securities (“IPS”) generated negative results during the six months ended April 30, 2010, with the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)ix returning -1.48%.

The high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during all six months of the period. This strong performance was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexx returned 11.60% for the six months ended April 30, 2010.

Emerging market debt prices rallied — also posting positive returns each month during the reporting period. This was triggered by optimism that the worst of the global recession was over, as well as rising commodity prices, solid domestic demand and increased investor risk appetite. Over the six months ended April 30, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 6.40%.

Performance review

For the six months ended April 30, 2010, Class A shares of Legg Mason Western Asset Global Inflation Management Fund, excluding sales charges, returned -1.62%. The Fund’s unmanaged benchmark, the Barclays World Government Inflation-Linked All Maturities Index (USD unhedged), returned -1.48% over the same time frame. The Lipper Treasury Inflation-Protected Securities Funds Category Average1 returned 3.46% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 144 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Global Inflation Management Fund	V

Performance Snapshot as of April 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Global Inflation Management Fund:
Class A	-1.62%
Class C	-1.76%
Barclays World Government Inflation-Linked All Maturities Index (USD unhedged)	-1.48%
Lipper Treasury Inflation-Protected Securities Funds Category Average	3.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2010 for Class A and C shares were 2.13% and 1.67%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and C shares would have been 1.66% and 1.10%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A and Class C shares were 1.26% and 1.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.90% for Class A shares and 1.40% for Class C shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

RISKS: This Fund is subject to the risks associated with IPS investments. Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk (with deflation, the principal value of IPS holdings would be adjusted downward). Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

ix	The Barclays World Government Inflation-Linked All Maturities Index (USD unhedged) measures the performance of the major government inflation-linked bond markets.

[x]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and October 31, 2009 and does not include derivatives, except for purchased options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2009 and held for the six months ended April 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.62%	$1,000.00	$983.80	0.90%	$4.43
Class C	-1.76	1,000.00	982.40	1.40	6.88

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,020.33	0.90%	$4.51
Class C	5.00	1,000.00	1,017.85	1.40	7.00

[1]	For the six months ended April 30, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2010

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 53.1%
Australia — 2.1%
Australia Government Bond	5.750%	7/15/22	630,000	AUD	$581,027
Australia Government Bond	3.000%	9/20/25	160,000	AUD	154,751
Total Australia					735,778
Canada — 2.2%
Canadian Government Bond	2.000%	12/1/41	114,318	CAD	128,201
Government of Canada, Bonds	4.250%	12/1/26	368,494	CAD	514,970
Government of Canada, Bonds	3.000%	12/1/36	101,003	CAD	132,296
Total Canada					775,467
France — 12.3%
France Government Bond OAT	4.000%	10/25/38	410,000	EUR	557,711
Government of France, Bonds	1.600%	7/25/11	654,493	EUR	902,306
Government of France, Bonds	3.000%	7/25/12	429,796	EUR	625,167
Government of France, Bonds	2.500%	7/25/13	202,873	EUR	295,814
Government of France, Bonds	1.600%	7/25/15	341,471	EUR	483,222
Government of France, Bonds	1.000%	7/25/17	481,532	EUR	654,897
Government of France, Bonds	2.250%	7/25/20	393,439	EUR	577,485
Government of France, Bonds	2.100%	7/25/23	145,229	EUR	214,137
Total France					4,310,739
Germany — 10.4%
Bundesobligation, Inflation Linked	2.250%	4/15/13	452,988	EUR	648,619
Bundesrepublik Deutschland	1.500%	4/15/16	10,707	EUR	15,086
Bundesrepublik Deutschland, Bonds	3.750%	1/4/19	810,000	EUR	1,152,107
Bundesrepublik Deutschland, Bonds	4.250%	7/4/39	1,260,000	EUR	1,849,094
Total Germany					3,664,906
Greece — 0.3%
Hellenic Republic	2.300%	7/25/30	126,604	EUR	101,624
Italy — 3.2%
Italy Buoni Poliennali Del Tesoro, Bonds	1.850%	9/15/12	94,656	EUR	131,145
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.150%	9/15/14	438,465	EUR	618,816
Italy Buoni Poliennali Del Tesoro, Senior Notes	2.350%	9/15/35	275,315	EUR	383,385
Total Italy					1,133,346
Japan — 4.8%
Government of Japan, Bonds	1.200%	3/10/14	2,976,000	JPY	31,783
Government of Japan, Bonds	1.100%	6/10/14	6,979,000	JPY	73,902
Government of Japan, Bonds	0.500%	12/10/14	10,316,800	JPY	107,218
Government of Japan, Bonds	0.500%	6/10/15	15,000,000	JPY	154,214
Government of Japan, Bonds	0.800%	9/10/15	12,748,800	JPY	133,569
Government of Japan, Bonds	0.800%	12/10/15	11,717,400	JPY	122,328
Government of Japan, Bonds	1.000%	6/10/16	19,900,000	JPY	208,075
Government of Japan, Bonds	1.100%	12/10/16	19,760,000	JPY	208,510
Government of Japan, Bonds	1.200%	12/10/17	19,780,000	JPY	208,120
Government of Japan, Bonds	1.400%	3/10/18	13,073,900	JPY	138,814
Government of Japan, Bonds	1.400%	6/10/18	29,520,000	JPY	311,393
Total Japan					1,697,926

See Notes to Financial Statements.

4	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
United Kingdom — 17.8%
United Kingdom Gilt	0.750%	11/22/47	94,934	GBP	$149,393
United Kingdom Treasury Gilt	2.500%	8/16/13	180,000	GBP	750,584
United Kingdom Treasury Gilt	1.250%	11/22/55	78,677	GBP	150,247
United Kingdom Treasury Gilt, Bonds	2.500%	7/26/16	110,000	GBP	514,514
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/17	135,754	GBP	223,972
United Kingdom Treasury Gilt, Bonds	2.500%	4/16/20	115,000	GBP	543,877
United Kingdom Treasury Gilt, Bonds	1.875%	11/22/22	95,908	GBP	168,034
United Kingdom Treasury Gilt, Bonds	2.500%	7/17/24	165,000	GBP	686,813
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	271,030	GBP	443,763
United Kingdom Treasury Gilt, Bonds	4.125%	7/22/30	132,000	GBP	521,739
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/32	191,771	GBP	319,028
United Kingdom Treasury Gilt, Bonds	2.000%	1/26/35	106,000	GBP	257,101
United Kingdom Treasury Gilt, Bonds	1.125%	11/22/37	489,801	GBP	816,800
United Kingdom Treasury Gilt, Bonds	4.250%	9/7/39	370,000	GBP	545,311
United Kingdom Treasury Gilt, Bonds	0.625%	11/22/42	113,465	GBP	168,901
Total United Kingdom					6,260,077
Total Sovereign Bonds (Cost — $17,737,106)					18,679,863
Corporate Bonds & Notes — 7.0%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.1%
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	5,000		5,500	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	15,000		17,119	(a)
Total Hotels, Restaurants & Leisure					22,619
Media — 0.1%
CSC Holdings Inc., Senior Notes	8.625%	2/15/19	10,000		10,975	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	50,000		50,625
Total Media					61,600
Total Consumer Discretionary					84,219
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	70,000		70,350
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000		32,100	(a)
El Paso Corp., Senior Notes	8.250%	2/15/16	85,000		92,650
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	25,000		26,375	(a)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	10,000		10,100	(a)
Total Energy					231,575
Financials — 4.6%
Capital Markets — 0.4%
Goldman Sachs Group Inc., Senior Notes	5.375%	2/15/13	110,000	EUR	153,375
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		390	(a)(b)(c)
Total Capital Markets					153,765
Commercial Banks — 1.7%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		375	(a)(b)(c)(d)
HT1 Funding GmbH, Subordinated Bonds	5.351%	6/30/17	33,000	EUR	31,196	(d)(e)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	150,000	EUR	204,391
Royal Bank of Scotland Group PLC, Junior Subordinated Debentures	7.092%	9/29/17	100,000	EUR	86,211	(b)(d)(e)

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	5

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	190,000	EUR	$267,670
Total Commercial Banks					589,843
Diversified Financial Services — 1.7%
Citigroup Inc., Senior Notes	7.375%	9/4/19	150,000	EUR	228,916
Fortis Hybrid Financing	5.125%	6/20/16	100,000	EUR	107,182	(d)(e)
GE Capital European Funding, Senior Notes	4.875%	3/6/13	100,000	EUR	142,859
MUFG Capital Finance 4 Ltd., Junior Subordinated	5.271%	1/25/17	100,000	EUR	122,493	(d)(e)
Total Diversified Financial Services					601,450
Insurance — 0.5%
ELM BV	5.252%	5/25/16	150,000	EUR	182,442	(d)(e)
Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	20,000		21,294
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	70,000		72,844
Total Thrifts & Mortgage Finance					94,138
Total Financials					1,621,638
Health Care — 0.4%
Health Care Providers & Services — 0.4%
DaVita Inc., Senior Notes	6.625%	3/15/13	25,000		25,375
HCA Inc., Senior Secured Notes	9.875%	2/15/17	80,000		88,800	(a)
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	35,000		36,094
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	5,000		5,719	(a)
Total Health Care					155,988
Industrials — 0.1%
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	25,000		29,688
Materials — 0.2%
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	30,000		30,825
Metals & Mining — 0.1%
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	30,000		31,200	(a)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000		6,100
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	5,000		6,050
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	5,000		6,250
Total Metals & Mining					49,600
Total Materials					80,425
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.3%
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	50,000		52,250
Windstream Corp., Senior Notes	8.625%	8/1/16	40,000		41,150
Total Diversified Telecommunication Services					93,400
Wireless Telecommunication Services — 0.2%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	25,000		26,062
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	50,000		53,000
Total Wireless Telecommunication Services					79,062
Total Telecommunication Services					172,462

See Notes to Financial Statements.

6	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Western Asset Global Inflation Management Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.3%
Independent Power Producers & Energy Traders — 0.3%
AES Corp., Secured Notes	8.750%	5/15/13	29,000		$29,580	(a)
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	30,000		31,200	(a)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	40,000		27,400
Total Utilities					88,180
Total Corporate Bonds & Notes (Cost — $2,672,852)					2,464,175
Non-U.S. Treasury Inflation Protected Securities — 5.6%
Australia — 2.7%
Australia Government, Bonds	4.000%	8/20/20	645,000	AUD	945,824
Canada — 0.1%
Government of Canada, Bonds	4.250%	12/1/21	27,826	CAD	36,237
Sweden — 2.8%
Government of Sweden, Bonds	3.500%	12/1/28	4,670,000	SEK	1,011,722
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $1,761,526)					1,993,783
U.S. Treasury Inflation Protected Securities — 34.9%
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	711,216		770,558
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	212,414		226,520
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	764,637		833,992	(f)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	709,807		738,033
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	537,375		585,865
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	610,396		607,249
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	576,222		734,457
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	772,268		857,820
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	659,210		875,256
U.S. Treasury Bonds, Inflation Indexed	3.375%	4/15/32	280,846		359,176	(f)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,093,019		1,163,638
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	535,060		551,948
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	416,555		438,327
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	369,151		379,360
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	791,989		848,975
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	114,983		123,741
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	499,440		527,806
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	445,712		478,061
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	447,724		483,192
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	407,824		453,895
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	96,728		106,551
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	150,765		154,911
Total U.S. Treasury Inflation Protected Securities (Cost — $11,306,663)					12,299,331

		Expiration Date	Contracts
Purchased Options — 0.1%
Eurodollar Futures, Call @ $99.75		12/13/10	49		306
U.S. Dollar vs. Japanese Yen Futures, Call @ $96		5/24/10	1,794,000		5,170	(g)
U.S. Dollar vs. Japanese Yen Futures, Call @ $96		6/15/10	1,800,000		11,342	(g)
U.S. Treasury 10-Year Notes Futures, Call @ $121		5/21/10	14		438

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	7

Legg Mason Western Asset Global Inflation Management Fund

Security	Expiration Date	Contracts	Value
Purchased Options — continued
U.S. Treasury 2-Year Notes Futures, Call @ $109.25	5/21/10	44	$1,375
U.S. Treasury 5-Year Notes Futures, Put @ $111.5	5/21/10	18	141
Total Purchased Options (Cost — $21,967)			18,772
Total Investments — 100.7% (Cost — $33,500,114#)			35,455,924
Liabilities in Excess of Other Assets — (0.7)%			(259,812)
Total Net Assets — 100.0%			$35,196,112

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of April 30, 2010.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

See Notes to Financial Statements.

8	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value (Cost — $33,500,114)	$35,455,924
Foreign currency, at value (Cost — $43,072)	41,240
Foreign currency collateral for open futures contracts, at value (Cost — $141,546)	142,826
Cash	33,732
Receivable for securities sold	1,202,320
Unrealized appreciation for open forward currency contracts	597,589
Interest receivable	321,109
Receivable for Fund shares sold	109,223
Deposits with brokers for open futures contracts	16,447
Prepaid expenses	40,788
Total Assets	37,961,198

Liabilities:
Payable for securities purchased	1,945,177
Unrealized depreciation for open forward currency contracts	556,542
Payable to broker — variation margin on open futures contracts	127,640
Payable for Fund shares repurchased	46,374
Distribution fees payable	9,778
Distributions payable	4,934
Trustees’ fees payable	2,816
Investment management fee payable	1,602
Accrued expenses	70,223
Total Liabilities	2,765,086
Total Net Assets	$35,196,112

Net Assets:
Par value (Note 7)	$33
Paid-in capital in excess of par value	35,815,858
Overdistributed net investment income	(690,646)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(1,654,382)
Net unrealized appreciation on investments, futures contracts and foreign currencies	1,725,249
Total Net Assets	$35,196,112

Shares Outstanding:
Class A	2,842,603
Class C	477,700

Net Asset Value:
Class A (and redemption price)	$10.60
Class C (and redemption price)	$10.58
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$10.84

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2010

Investment Income:
Interest	$534,666

Expenses:
Investment management fee (Note 2)	101,237
Distribution fees (Notes 2 and 5)	62,417
Registration fees	34,241
Shareholder reports	21,528
Transfer agent fees (Note 5)	21,399
Audit and tax	17,337
Custody fees	6,852
Legal fees	1,502
Insurance	980
Trustees’ fees	202
Miscellaneous expenses	1,718
Total Expenses	269,413
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(87,170)
Compensating balance agreements (Note 1)	(182)
Net Expenses	182,061
Net Investment Income	352,605

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	286,446
Futures contracts	(262,681)
Written options	4,231
Foreign currency transactions	(153,487)
Net Realized Loss	(125,491)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(907,919)
Futures contracts	(115,514)
Foreign currencies	161,390
Change in Net Unrealized Appreciation/Depreciation	(862,043)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(987,534)
Decrease in Net Assets from Operations	$(634,929)

See Notes to Financial Statements.

10	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2010 (unaudited) and the Year Ended October 31, 2009	2010	2009

Operations:
Net investment income (loss)	$352,605	$(120,585)
Net realized loss	(125,491)	(1,950,257)
Change in net unrealized appreciation/depreciation	(862,043)	7,538,972
Increase (Decrease) in Net Assets From Operations	(634,929)	5,468,130

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(80,641)	(1,149,995)
Decrease in Net Assets from Distributions to Shareholders	(80,641)	(1,149,995)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,739,036	44,275,071
Reinvestment of distributions	75,708	1,086,122
Cost of shares repurchased	(6,522,951)	(46,592,872)
Decrease in Net Assets From Fund Share Transactions	(1,708,207)	(1,231,679)
Increase (Decrease) in Net Assets	(2,423,777)	3,086,456

Net Assets:
Beginning of period	37,619,889	34,533,433
End of period*	$35,196,112	$37,619,889
* Includes overdistributed net investment income of:	$(690,646)	$(962,610)

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$10.80	$9.43	$10.97	$10.72	$10.81	$10.85

Income (loss) from operations:
Net investment income (loss)	0.11	(0.03)	0.38	0.20	0.46	0.38
Net realized and unrealized gain (loss)	(0.28)	1.69	(1.44)	0.56	(0.08)	(0.18)
Total income (loss) from operations	(0.17)	1.66	(1.06)	0.76	0.38	0.20

Less distributions from:
Net investment income	(0.03)	(0.29)	(0.48)	(0.51)	(0.47)	(0.24)
Net realized gains	—	—	—	—	(0.00) [4]	—
Total distributions	(0.03)	(0.29)	(0.48)	(0.51)	(0.47)	(0.24)

Net asset value, end of period	$10.60	$10.80	$9.43	$10.97	$10.72	$10.81
Total return[5]	(1.62)%	18.07%	(10.25)%	7.39%	3.68%	1.89%

Net assets, end of period (000s)	$30,143	$30,565	$28,869	$25,983	$27,403	$32,076

Ratios to average net assets:
Gross expenses	1.36%[6]	1.23%	1.45%	2.21%[7]	1.58%	1.70%
Net expenses[8]	0.90 [6,9,10]	0.90 [9,10]	0.90 [9]	1.21 [7,11]	1.19 [11]	1.24 [11]
Net investment income (loss)	2.01 [6]	(0.34)	3.40	1.93	4.35	3.49

Portfolio turnover rate	39%	129%	81%	38%	171%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.19% and 1.20%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation agreement, effective November 1, 2007 until December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes, and extraordinary expenses, to average net assets of Class A shares will not exceed 0.90%.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[11]

Effective December 31, 2004 through October 31, 2007, as a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.20%.

See Notes to Financial Statements.

12	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$10.79	$9.43	$10.97	$10.73	$10.81	$10.85

Income (loss) from operations:
Net investment income (loss)	0.08	(0.01)	0.34	0.14	0.40	0.36
Net realized and unrealized gain (loss)	(0.27)	1.63	(1.46)	0.56	(0.06)	(0.21)
Total income (loss) from operations	(0.19)	1.62	(1.12)	0.70	0.34	0.15

Less distributions from:
Net investment income	(0.02)	(0.26)	(0.42)	(0.46)	(0.42)	(0.19)
Net realized gains	—	—	—	—	(0.00) [4]	—
Total distributions	(0.02)	(0.26)	(0.42)	(0.46)	(0.42)	(0.19)

Net asset value, end of period	$10.58	$10.79	$9.43	$10.97	$10.73	$10.81
Total return[5]	(1.76)%	17.60%	(10.70)%	6.74%	3.25%	1.38%

Net assets, end of period (000s)	$5,053	$7,055	$5,664	$368	$919	$1,263

Ratios to average net assets:
Gross expenses	1.93%[6]	1.80%	1.52%	2.66%[7]	2.07%	2.07%
Net expenses[8]	1.40 [6,9,10]	1.40 [9,10]	1.38 [9]	1.72 [7,11]	1.70 [11]	1.70 [11]
Net investment income (loss)	1.50 [6]	(0.13)	3.11	1.36	3.74	3.35

Portfolio turnover rate	39%	129%	81%	38%	171%	43%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.64% and 1.70%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation agreement, effective November 1, 2007 until December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.40%.

[10]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[11]

Effective December 31, 2004 through October 31, 2007, as a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.70%.

See Notes to Financial Statements.

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

14	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$18,679,863	—	$18,679,863
Corporate bonds & notes	—	2,464,175	—	2,464,175
Non-U.S. treasury inflation protected securities	—	1,993,783	—	1,993,783
U.S. treasury inflation protected securities	—	12,299,331	—	12,299,331
Purchased options	$2,260	16,512	—	18,772
Total investments	$2,260	$35,453,664	—	$35,455,924
Other financial instruments:
Futures contracts	$(242,920)	—	—	$(242,920)
Forward foreign currency contracts	—	$41,047	—	41,047
Options on futures	(17,400)	—	—	(17,400)
Total other financial instruments	$(260,320)	$41,047	—	$(219,273)
Total	$(258,060)	$35,494,711	—	$35,236,651

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	15

written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation

16	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	17

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan, respectively.

As a result of an expense limitation agreement between the Fund and LMPFA, effective November 1, 2007 until December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A and C shares will not exceed 0.90% and 1.40%, respectively.

During the year ended April 30, 2010, LMPFA waived a portion of its fee and/or reimbursed expenses in the amount of $87,170.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2010, LMIS and its affiliates received sales charges of approximately $400 on sales of the Fund’s Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,796,314	$3,017,542
Sales	10,607,718	3,754,126

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,472,390
Gross unrealized depreciation	(516,580)
Net unrealized appreciation	$1,955,810

18	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At April 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
10-Year Australian Bonds	8	6/10	$766,153	$755,859	$(10,294)
German Euro Bund	7	6/10	1,160,281	1,163,621	3,340
U.S. Treasury 5-Year Notes	20	6/10	2,302,596	2,317,187	14,591
					7,637
Contracts to Sell:
90-Day Eurodollar	44	12/10	10,803,307	10,909,250	(105,943)
German Euro Schatz	53	6/10	7,667,896	7,705,193	(37,297)
LIBOR	85	12/10	16,010,898	16,071,464	(60,566)
U.S. Treasury 2-Year Notes	44	6/10	9,542,388	9,573,437	(31,049)
U.S. Treasury 10-Year Notes	14	6/10	1,634,986	1,650,688	(15,702)
					(250,557)
Net unrealized loss on open futures contracts					$(242,920)

During the six months ended April 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2009	—	—
Options written	15	$6,373
Options closed	(15)	(6,373)
Written options, outstanding April 30, 2010	—	—

At April 30, 2010, the Fund had the following purchased and written options on futures:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Schatz, Call	53	109.80	5/31/10	$1,268	$1,411	$143
German Federal Republic Bund, Put	28	123.00	5/31/10	15,719	8,947	(6,772)
LIBOR, Call	85	99.75	12/15/10	913	0	(913)
LIBOR, Put	69	98.50	12/15/10	37,096	15,836	(21,260)
						(28,802)

Contracts to Sell:
LIBOR, Put	69	98.00	12/15/10	19,650	8,248	11,402
Net unrealized loss on purchased and written options on futures						$(17,400)

At April 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	190,000	$175,528	5/18/10	$8,214
Australian Dollar	219,238	202,540	5/18/10	11,629
Australian Dollar	270,000	249,435	5/18/10	14,225
Australian Dollar	302,522	279,480	5/18/10	5,047
Australian Dollar	264,346	244,212	5/18/10	5,034
British Pound	1,411,864	2,160,113	5/18/10	(74,868)
British Pound	61,375	93,903	5/18/10	(2,285)
British Pound	339,006	518,669	5/18/10	(1,847)
British Pound	240,000	367,193	5/18/10	1,349
British Pound	401,733	614,640	5/18/10	7,589
British Pound	361,850	553,620	5/18/10	9,778

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	19

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: (continued)
British Pound	179,287	$274,304	5/18/10	$(2,121)
British Pound	120,669	184,620	5/18/10	1,497
Canadian Dollar	1,380,512	1,359,097	5/18/10	62,355
Canadian Dollar	40,000	39,380	5/18/10	2,253
Canadian Dollar	386,945	380,943	5/18/10	84
Canadian Dollar	361,355	355,749	5/18/10	(5,895)
Euro	260,000	346,195	5/18/10	(16,352)
Euro	3,669,268	4,885,694	5/18/10	(210,955)
Euro	75,000	99,864	5/18/10	(2,463)
Euro	375,970	500,610	5/18/10	(10,291)
Euro	468,213	623,434	5/18/10	(7,184)
Euro	41,319	55,017	5/18/10	(133)
Euro	228,364	304,071	5/18/10	(2,711)
Hong Kong Dollar	1,300,000	167,460	5/18/10	27
Japanese Yen	162,759,552	1,732,856	5/18/10	(62,378)
Japanese Yen	20,000,000	212,935	5/18/10	(10,143)
Japanese Yen	41,810,000	445,140	5/18/10	(3,143)
Japanese Yen	27,250,140	290,125	5/18/10	125
Swedish Krona	1,146,918	158,353	5/18/10	1,082
Swedish Krona	2,675,694	369,428	5/18/10	1,324
Swedish Krona	2,939,539	405,857	5/18/10	2,035
				$(279,122)

Contracts to Sell:
Australian Dollar	100,000	92,383	5/18/10	(5,268)
Australian Dollar	1,602,779	1,480,701	5/18/10	(81,651)
Australian Dollar	420,000	388,010	5/18/10	(19,906)
Australian Dollar	268,372	247,931	5/18/10	1,515
Australian Dollar	359,197	331,838	5/18/10	1,766
Australian Dollar	390,000	360,295	5/18/10	1,349
British Pound	80,000	122,398	5/18/10	5,706
British Pound	120,000	183,597	5/18/10	6,250
British Pound	333,155	509,719	5/18/10	19,502
British Pound	440,000	673,188	5/18/10	17,313
British Pound	183,470	280,704	5/18/10	(1,647)
British Pound	190,000	290,695	5/18/10	(1,403)
British Pound	353,876	541,420	5/18/10	2,965
British Pound	188,851	288,937	5/18/10	1,063
Canadian Dollar	665,459	655,136	5/18/10	(28,840)
Canadian Dollar	171,083	168,429	5/18/10	1,571
Euro	1,876,938	2,499,176	5/18/10	100,599
Euro	3,402,393	4,530,346	5/18/10	180,808
Euro	267,747	356,510	5/18/10	6,769
Euro	25,000	33,288	5/18/10	735
Euro	264,976	352,820	5/18/10	4,020
Euro	290,000	386,140	5/18/10	(312)
Euro	189,049	251,722	5/18/10	(1,955)
Euro	152,655	203,263	5/18/10	(152)
Japanese Yen	34,216,780	364,297	5/18/10	14,648
Japanese Yen	18,180,000	193,557	5/18/10	7,669
Japanese Yen	54,162,185	576,650	5/18/10	18,827
Japanese Yen	105,951,994	1,128,042	5/18/10	37,973
Japanese Yen	32,668,200	347,809	5/18/10	12,191

20	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain( Loss)
Contracts to Sell: (continued)
Japanese Yen	23,232,500	$247,350	5/18/10	$2,650
Swedish Krona	2,828,830	390,571	5/18/10	(2,639)
Swedish Krona	2,582,880	356,613	5/18/10	9,231
Swedish Krona	1,934,628	267,110	5/18/10	7,322
Swedish Krona	840,000	115,977	5/18/10	1,500
				$320,169
Net unrealized gain on open forward foreign currency contracts				$41,047

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Purchased options[2]	$2,260	$16,512	—	$18,772
Futures contracts*[3]	29,476	—	—	29,476
Forward foreign currency contracts	—	597,589	—	597,589
Total	$31,736	$614,101	—	$645,837

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Futures contracts*[3]	$289,796	—	—	$289,796
Forward foreign currency contracts	—	$556,542	—	556,542
Total	$289,796	$556,542	—	$846,338

*	Includes options on futures.

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Purchased options	$(28,001)	—	—	$(28,001)
Written options	4,231	—	—	4,231
Futures contracts	(262,681)	—	—	(262,681)
Forward foreign currency contracts	—	$(159,172)	—	(159,172)
Total	$(286,451)	$(159,172)	—	$(445,623)

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	21

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Other Contracts Risk	Total
Purchased options	$2,496	$(2,636)	—	$(140)
Futures contracts	(115,514)	—	—	(115,514)
Forward foreign currency contracts	—	178,179	—	178,179
Total	$(113,018)	$175,543	—	$62,525

During the six months ended April 30, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$10,693
Futures contracts (to buy)	6,080,032
Futures contracts (to sell)	39,033,419
Forward foreign currency contracts (to buy)	15,385,851
Forward foreign currency contracts (to sell)	16,215,558

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.50% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$37,817	$15,808
Class C	24,600	5,591
Total	$62,417	$21,399

For the six months ended April 30, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$69,884
Class C	17,286
Total	$87,170

6. Distributions to shareholders by class

	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Net Investment Income:
Class A	$70,814	$1,022,718
Class C	9,827	127,277
Total	$80,641	$1,149,995

22	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At April 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	309,902	$3,310,687	4,155,859	$40,424,619
Shares issued on reinvestment	6,293	66,702	99,883	965,833
Shares repurchased	(304,514)	(3,237,425)	(4,486,463)	(43,336,268)
Net increase (decrease)	11,681	$139,964	(230,721)	$(1,945,816)

Class C
Shares sold	133,523	$1,428,349	376,941	$3,850,452
Shares issued on reinvestment	852	9,006	12,460	120,289
Shares repurchased	(310,503)	(3,285,526)	(336,066)	(3,256,604)
Net increase (decrease)	(176,128)	$(1,848,171)	53,335	$714,137

8. Capital loss carryforward

As of October 31, 2009, the Fund had a net capital loss carryforward of approximately $1,322,065, of which $735,061 expires in 2014 and $587,004 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	23

them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $85,653 and $3,263 for Classes A and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended

24	Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	25

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

26	Legg Mason Western Asset Global Inflation Management Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Global Inflation Management Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management before the meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	27

and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as Treasury inflation-protected securities funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group. The Board also noted the Fund’s improved more recent performance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as

Legg Mason Western Asset Global Inflation Management Fund 2010 Semi-Annual Report	28

calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as Treasury inflation-protected securities funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current contractual fee waiver and/or expense reimbursement arrangement would continue until February 2010.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

***

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Global Inflation Management Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Petit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd. in Singapore

Western Asset Management Company Ltd in Japan

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Global Inflation Management Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Global Inflation Management Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Global Inflation Management Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01935 6/10 SR10-1106

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 1, 2010

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: July 1, 2010